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[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)


                         MFS(R) LARGE CAP
                         GROWTH FUND
                         (formerly MFS(R) Capital Growth Fund)

                         SEMIANNUAL REPORT O MAY 31, 1998

                                   IN MEMORIAM

                                A. KEITH BRODKIN
                                   1935 - 1998
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS(R) INVESTMENT MANAGEMENT(SM)

[Graphic Omitted]
---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
                               unexpectedly at age 62. His thoughtful
[Photo of A. Keith Brodkin]    letters to shareholders on the markets and
                               economy have been an integral part of
                               MFS shareholder reports like this one for
---------------------------    many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 29

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   HIGHLIGHTS
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   o FOR THE SIX MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED
     A TOTAL RETURN AT NET ASSET VALUE OF 15.09%, CLASS B SHARES 14.67%, AND CLASS I SHARES 15.29%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WE HAVE GRADUALLY SHIFTED THE FUND'S ASSETS TO WHAT WE SEE AS STRONG GROWTH INDUSTRIES, THAT IS, INDUSTRIES THAT ARE GROWING FASTER THAN THE AVERAGE COMPANY IN THE STANDARD & POOR'S 500 COMPOSITE INDEX. THIS SHIFT HAS LED US TO AN INCREASED EXPOSURE TO TECHNOLOGY, HEALTH CARE, AND SERVICE COMPANIES.

   o THE FUND HAS BENEFITED FROM THE CONTINUING DRIVE BY COMPANIES TO INCREASE PRODUCTIVITY, WHICH HAS BENEFITED THE TECHNOLOGY INDUSTRY, PARTICULARLY THE PROBLEM-SOLVING SOFTWARE COMPANIES.

   o IN RETAILING, THE FUND'S SECOND-LARGEST SECTOR, WE ARE LEVERAGING THE THEME OF THE STRONG U.S. CONSUMER. UNEMPLOYMENT IS AT A 25-YEAR LOW, INTEREST RATES ARE DOWN, AND THERE'S A HUGE MORTGAGE REFINANCING BOOM UNDERWAY THAT IS GIVING PEOPLE MORE MONEY TO SPEND.

   o IN SEPTEMBER 1997, THE FUND CHANGED ITS NAME FROM MFS(R) CAPITAL GROWTH FUND TO MFS() R LARGE CAP GROWTH FUND.

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          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

-----------------------------

[Photo of Jeffrey  L. Shames]

-----------------------------
      Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998

--------------------------------------------------------------------------------

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

------------------------

[Photo of Stephen Pesek]

------------------------
     Stephen Pesek

For the six months ended May 31, 1998, Class A shares of the Fund provided a total return of 15.09%, Class B shares 14.67%, and Class I shares 15.29%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 15.06% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Effective September 1, 1997, the name of the Fund was changed to MFS(R) Large Cap Growth Fund. The Fund will pursue its objective of seeking long-term growth of capital through investments in stocks of large-capitalization companies.

Q. HOW HAS THE STRATEGY OF THE FUND EVOLVED SINCE IT WAS RENAMED?

A. We have gradually shifted the Fund's assets to what we see as strong growth industries, that is, industries that are growing faster than the average company in the S&P 500. This shift to companies with strong unit sales growth has led us to an increased exposure to technology, health care, and service companies. The change in emphasis also means that at a time when earnings are slowing down, as they could possibly be doing now, we can focus on sustainability of earnings.

Q. CAN YOU GIVE US AN EXAMPLE OF A COMPANY THAT FITS THIS DESCRIPTION?

A. The drug stores are perhaps the best examples. These companies are relatively inexpensive and have very strong fundamentals. The population is aging and, as people get older, they use more prescriptions. Also, the penetration of managed care is very powerful, as is the advent of the co- payment system, which makes it easier to get prescriptions filled. In this sector, Rite Aid and CVS are both top-10 holdings. On a valuation basis, their stocks are cheap relative to those of other consumer nondurable companies. We're also seeing a whole new wave of very powerful pharmaceuticals that are effective in treating chronic illnesses. Among pharmaceuticals, our confidence in the ability of companies such as Bristol-Myers Squibb, Schering Plough, and Warner-Lambert to sustain their earnings growth patterns continues to be strong.

Q. ANY OTHER TRENDS IMPACTING YOUR STOCK SELECTIONS?

A. One is the continuing drive by companies to increase productivity. This leads us to the technology industry, particularly the software companies, which are the problem solvers. As the rate of technology change has accelerated and the amount of data has exploded, we're investing in companies that can help manage this, such as Computer Associates, BMC Software, and Compuware. Those are all among the Fund's top-20 holdings. Another focus is on suppliers to the telecommunications industry, which is deregulating and undergoing consolidation. In this sector, we have Ascend Communications and Alcatel, a French company. They make data switches and other hardware systems that serve as the backbone of the telephone companies. Another company we like is EMC, which is the preeminent data storage company and represents another case of a company benefiting from the explosion of data and the need to store them someplace.

Q. RETAILING IS THE FUND'S SECOND-LARGEST SECTOR. WHAT MAKES THIS INDUSTRY ATTRACTIVE?

A. Here, we're leveraging the theme of the strong U.S. consumer. Unemployment is at a 25-year low, interest rates are way down, and there's a huge mortgage refinancing boom underway that is giving people more money to spend. This helps hard-line retailers like Lowe's, a homebuilding and supply company, and Sears, which is also benefiting from its credit card and financing business.

Q. WHAT ABOUT FINANCIAL SERVICES?

A. A couple of things are happening there. One is a big consolidation movement. Probably the best example of this is the Citicorp-Travelers deal. The other story is low interest rates. Since banks' cost of goods is the cost of money, they've had a superb environment. Much of our focus is on the asset gatherers like Morgan Stanley Dean Witter and Equitable, as well as on insurance companies like Lincoln National and Conseco.

Q. COULD YOU TALK ABOUT ANY STOCKS THAT HAVE PERFORMED BETTER THAN EXPECTED?

A. Tyco, a fire protection, packaging, and electronic equipment conglomerate, has been a great stock. The company is well run, and its earnings have been better than expected. It's made a couple of creative acquisitions, including a planned takeover of U.S. Surgical, which will fit in well with its medical-supply business.

Q. AND WHAT ABOUT STOCKS THAT HAVE NOT PERFORMED AS WELL AS YOU WOULD HAVE
   WISHED?

A. Cendant fell quite a bit when questionable accounting practices were uncovered at CUC International, which Cendant acquired last year. Fraud shakes the market's confidence in management and, as a result, it can take a while for a company to regain credibility. However, we still believe in the strength of the company's franchise-based business model and like its long-term growth prospects.

Q. HOW WOULD YOU DESCRIBE THE RECENT BUSINESS AND INVESTMENT ENVIRONMENT?

A. It's becoming a little more challenging, partly because of the slowdown in corporate earnings in the first quarter of this year. The good news is that interest rates have remained low, which helps when valuations are at such high levels.

Q. WHAT WOULD YOU SAY IS THE BIGGEST RISK TO THE MARKETS AND THE FUND IN COMING MONTHS?

A. It's probably valuation. It's getting harder to find cheap stocks. Technology companies have been impacted, at least in the short run, by the problems in Asia and the earnings slowdowns for companies like Intel, which has been eliminated from the portfolio. That may be the result of advances in technology getting a little ahead of demand. For example, computer processors keep getting more and more powerful, but companies don't always find a compelling need to upgrade their computer systems regularly.

Q. LOOKING AHEAD, WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU EXPECT, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?

A. We're on the tail end of the longest economic expansion since World War II. Even though interest rates and inflation are low, and corporate earnings are slowing, we still have pretty high valuations. So we think people have to be very cautious. Also, after the troubles in Asia started last fall, it seemed as though things might be getting better earlier this year. Now, it looks like the problems are worse than people thought, so that's going to be an issue for quite a while.


/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   STEPHEN PESEK IS A VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) LARGE CAP GROWTH FUND, MFS(R) WORLD ASSET ALLOCATION(SM) FUND, AND THE WORLD ASSET ALLOCATION(SM) SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. PESEK JOINED MFS IN 1994 AS AN INDUSTRY SPECIALIST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY AND ELECTRONICS INDUSTRIES. PRIOR TO JOINING MFS, HE HAD WORKED SINCE 1987 FOR A MAJOR INVESTMENT MANAGEMENT FIRM AS AN EQUITY ANALYST.

   HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
--------------------------------------------------------------------------------

  NOTE: THE FUND CHANGED ITS NAME FROM MFS CAPITAL GROWTH FUND TO MFS LARGE CAP GROWTH FUND AS OF SEPTEMBER 1, 1997.

  OBJECTIVE:                SEEKS TO PROVIDE GROWTH OF CAPITAL. DIVIDEND INCOME,
                            IF ANY, IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS I   JANUARY 2, 1997

  SIZE:                     $715.9 MILLION NET ASSETS AS OF MAY 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH MAY 31, 1998

CLASS A
                                                  6 Months       1 Year      3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                            +15.09%      +30.07%      +99.37%      +142.57%        +371.72%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --        +30.07%      +25.86%      + 19.39%        + 16.78%
------------------------------------------------------------------------------------------------------------------
SEC Results                                           --        +22.59%      +23.40%      + 17.98%        + 16.09%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                  6 Months       1 Year      3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                            +14.67%      +29.12%      +94.56%      +132.58%        +352.30%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --        +29.12%      +24.84%      + 18.39%        + 16.29%
------------------------------------------------------------------------------------------------------------------
SEC Results                                           --        +25.12%      +24.19%      + 18.19%        + 16.29%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                  6 Months       1 Year      3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                            +15.29%      +30.60%      +97.38%      +136.04%        +358.95%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                           --        +30.60%      +25.44%      + 18.74%        + 16.46%
------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I has no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                                                               20.3%
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RETAILING                                                                15.8%
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HEALTH CARE                                                              13.8%
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FINANCIAL SERVICES                                                       13.3%
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MISCELLANEOUS                                                             9.7%
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For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  4.6%                   BMC SOFTWARE, INC.  1.9%
Fire protection, packaging, and electronic      Computer software company
equipment manufacturer
                                                WORLDCOM, INC.  1.7%
RITE AID CORP.  3.6%                            Long-distance telephone provider
Drug store chain
                                                CVS CORP.  1.6%
COMPUTER ASSOCIATES INTERNATIONAL, INC.  3.2%   Drug store chain
Computer software company
                                                BRISTOL-MYERS SQUIBB CO.  1.6%
MICROSOFT CORP.  2.6%                           Pharmaceutical products company
Computer software and systems company
                                                SAFEWAY, INC.  1.5%
UNITED HEALTHCARE CORP.  2.0%                   Grocery store chain
Health maintenance organization

PORTFOLIO OF INVESTMENTS (Unaudited) - May 31, 1998

Stocks - 94.2%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.1%
  Advertising
    Young & Rubicam, Inc.*                               4,500     $    126,000
--------------------------------------------------------------------------------
  Aerospace - 1.8%
    General Dynamics Corp.                              41,125     $  1,827,492
    Gulfstream Aerospace Corp.*                        128,800        5,474,000
    Raytheon Co., "A"                                   99,800        5,320,588
                                                                   ------------
                                                                   $ 12,622,080
--------------------------------------------------------------------------------
  Airlines - 0.5%
    US Airways Group, Inc.*                             48,670     $  3,406,900
--------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    Compass Bancshares, Inc.                            22,500     $  1,068,047
--------------------------------------------------------------------------------
  Building - 0.3%
    American Standard Cos., Inc.*                       45,900     $  2,214,675
--------------------------------------------------------------------------------
  Business Machines - 1.1%
    Affiliated Computer Services, Inc., "A"*           243,300     $  8,104,931
--------------------------------------------------------------------------------
  Business Services - 3.7%
    AccuStaff, Inc.*                                    84,600     $  2,786,513
    Answerthink Consulting Group, Inc.*                  2,100           32,419
    Ceridian Corp.*                                    151,500        8,181,000
    Computer Sciences Corp.*                           162,200        8,424,262
    Policy Management Systems Corp.*                    52,500        4,331,250
    Professional Detailing, Inc.*                        1,500           31,500
    Renaissance Worldwide, Inc.*                       126,100        2,372,256
                                                                   ------------
                                                                   $ 26,159,200
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    EMC Corp.*                                         194,500     $  8,059,594
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.7%
    Compaq Computer Corp.                               50,000     $  1,365,625
    Microsoft Corp.*                                   207,700       17,615,556
                                                                   ------------
                                                                   $ 18,981,181
--------------------------------------------------------------------------------
  Computer Software - Systems - 9.6%
    BMC Software, Inc.*                                272,900     $ 12,570,456
    Cadence Design Systems, Inc.*                      269,000        9,482,250
    Computer Associates International, Inc.            408,650       21,454,125
    Compuware Corp.*                                   212,000        9,738,750
    Keane, Inc.*                                        58,200        2,611,725
    Network Associates, Inc.*                           56,200        3,442,250
    Oracle Corp.*                                      126,088        2,978,829
    SunGard Data Systems, Inc.*                         81,000        2,764,125
    Synopsys, Inc.*                                     86,600        3,718,388
                                                                   ------------
                                                                   $ 68,760,898
--------------------------------------------------------------------------------
  Consumer Goods and Services - 8.5%
    Black & Decker Corp.                               134,500     $  7,851,437
    Dial Corp.                                          66,300        1,645,069
    Gillette Co.                                        55,400        6,488,725
    Revlon, Inc., "A"*                                 164,200        8,692,337
    Service Corp. International                        135,700        5,546,738
    Tyco International Ltd.                            555,182       30,743,203
                                                                   ------------
                                                                   $ 60,967,509
--------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    General Electric Co.                               114,900     $  9,579,788
--------------------------------------------------------------------------------
  Electronics - 0.2%
    AES Corp.*                                          22,000     $  1,046,375
--------------------------------------------------------------------------------
  Entertainment - 5.0%
    Cox Radio, Inc., "A"*                                1,300     $     54,763
    Harrah's Entertainment, Inc.*                      222,300        5,557,500
    Jacor Communications, Inc.*                         54,800        2,897,550
    Mirage Resorts, Inc.*                              165,400        3,442,387
    Time Warner, Inc.                                  107,400        8,357,062
    Univision Communications, Inc., "A"*               171,800        5,970,050
    Viacom, Inc., "B"*                                 173,600        9,548,000
                                                                   ------------
                                                                   $ 35,827,312
--------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Associates First Capital Corp., "A"                 95,000     $  7,107,187
    Federal Home Loan Mortgage Corp.                   150,600        6,852,300
    Green Tree Financial Corp.                          95,000        3,817,813
    Morgan Stanley, Dean Witter, Discover & Co.         97,300        7,595,481
                                                                   ------------
                                                                   $ 25,372,781
--------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    McCormick & Co., Inc.                               45,700     $  1,530,950
    Ralston-Ralston Purina Co.                          45,375        5,050,805
    Tootsie Roll Industries, Inc.                       45,027        3,436,123
                                                                   ------------
                                                                   $ 10,017,878
--------------------------------------------------------------------------------
  Insurance - 7.8%
    Ace Ltd.                                           160,600     $  5,721,375
    Annuity and Life Re Holdings Ltd.*                 107,500        2,452,344
    Chubb Corp.                                         32,500        2,585,781
    Conseco, Inc.                                       74,600        3,478,225
    Equitable Cos., Inc.                               102,050        7,028,694
    Life Re Corp.                                       44,900        3,305,763
    Lincoln National Corp.                              82,400        7,405,700
    Progressive Corp.                                   33,300        4,591,237
    Reliastar Financial Corp.                          151,800        6,565,350
    Torchmark Corp.                                    110,800        4,750,550
    Travelers Group, Inc.                              128,600        7,844,600
                                                                   ------------
                                                                   $ 55,729,619
--------------------------------------------------------------------------------
  Medical and Health Products - 4.6%
    Bristol-Myers Squibb Co.                            99,720     $ 10,719,900
    Pfizer, Inc.                                        37,000        3,878,063
    Schering Plough Corp.                              110,500        9,247,469
    Warner-Lambert Co.                                 147,000        9,380,437
                                                                   ------------
                                                                   $ 33,225,869
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 8.3%
    Cardinal Health, Inc.                               52,400     $  4,670,150
    Columbia/HCA Healthcare Corp.                      219,300        7,168,369
    HBO & Co.                                          127,700        7,370,684
    HEALTHSOUTH Corp.*                                 297,500        8,441,562
    Humana, Inc.                                        48,900        1,518,956
    Oxford Health Plans, Inc.*                         140,000        2,415,000
    Tenet Healthcare Corp.*                             15,000          525,000
    Total Renal Care Holdings, Inc.*                   267,800        8,218,113
    United Healthcare Corp.                            211,000       13,504,000
    Wellpoint Health Networks, Inc.*                    86,350        5,612,750
                                                                   ------------
                                                                   $ 59,444,584
--------------------------------------------------------------------------------
  Oil Services - 1.2%
    Cooper Cameron Corp.*                               43,000     $  2,558,500
    Diamond Offshore Drilling, Inc.                     46,900        2,242,406
    EVI Weatherford, Inc.                               79,182        4,003,640
                                                                   ------------
                                                                   $  8,804,546
--------------------------------------------------------------------------------
  Oils - 1.0%
    Occidental Petroleum Corp.                         127,900     $  3,533,238
    Texaco, Inc.                                        59,600        3,441,900
                                                                   ------------
                                                                   $  6,975,138
--------------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Scholastic Corp.*                                  104,100     $  4,164,000
--------------------------------------------------------------------------------
  Restaurants and Lodging - 2.1%
    Cendant Corp.*                                     448,450     $  9,725,759
    CKE Restaurants, Inc.                              101,800        3,232,150
    McDonalds Corp.                                     36,500        2,395,313
                                                                   ------------
                                                                   $ 15,353,222
--------------------------------------------------------------------------------
  Stores - 11.0%
    BJ's Wholesale Club, Inc.*                         121,500     $  4,799,250
    CVS Corp.                                          154,669       10,855,830
    Linens ' N Things, Inc.*                            48,300        1,551,638
    Lowe's Co., Inc.                                   101,600        8,045,450
    Nordstrom, Inc.                                     64,900        4,676,856
    Office Depot, Inc.*                                340,400       10,041,800
    Rite Aid Corp.                                     684,700       24,520,819
    Sears, Roebuck & Co.                               149,700        9,253,331
    Wal-Mart Stores, Inc.                               92,100        5,082,769
                                                                   ------------
                                                                   $ 78,827,743
--------------------------------------------------------------------------------
  Supermarkets - 3.9%
    Giant Food Inc., "A"                                89,900     $  3,865,700
    Kroger Co.*                                         89,800        3,855,787
    Meyer (Fred), Inc.*                                227,900        9,799,700
    Safeway, Inc.*                                     277,700       10,118,694
                                                                   ------------
                                                                   $ 27,639,881
--------------------------------------------------------------------------------
  Telecommunications - 8.4%
    ADC Telecommunications, Inc.*                       20,000     $    562,500
    Ascend Communications, Inc.*                       213,100        9,203,256
    Century Telephone Enterprises, Inc.                172,700        7,652,769
    Cisco Systems, Inc.*                               120,400        9,105,250
    Com21, Inc.*                                           700           10,237
    Global TeleSystems Group, Inc.*                     93,250        3,572,641
    Intermedia Communications, Inc.*                    37,340        2,767,827
    Lucent Technologies, Inc.                           97,700        6,930,594
    Sprint Corp.                                        99,000        7,103,250
    Tellabs, Inc.*                                      32,000        2,199,000
    WorldCom, Inc.*                                    247,200       11,247,600
                                                                   ------------
                                                                   $ 60,354,924
--------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    KN Energy, Inc.                                     37,900     $  2,051,338
--------------------------------------------------------------------------------
Total U.S. Stocks                                                  $644,886,013
--------------------------------------------------------------------------------
Foreign Stocks - 4.1%
  France - 1.2%
    Alcatel Alsthom Compagnie, ADR
      (Telecommunications)                             184,500     $  7,979,625
    Thomson CSF (Electronics)                           23,300          942,252
                                                                   ------------
                                                                   $  8,921,877
--------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp., PLC, ADR (Health Products)*              9,800     $    599,638
--------------------------------------------------------------------------------
  Netherlands - 1.2%
    Akzo Nobel N.V. (Chemicals)                         24,100     $  5,032,961
    ING Groep N.V. (Financial Services)*                51,800        3,555,280
                                                                   ------------
                                                                   $  8,588,241
--------------------------------------------------------------------------------
  Sweden - 0.5%
    Skandia Forsakring AB (Insurance)                  252,500     $  3,687,659
--------------------------------------------------------------------------------
  Switzerland - 0.6%
    Clariant AG (Chemicals)                              3,100     $  4,044,933
--------------------------------------------------------------------------------
  United Kingdom - 0.5%
    British Petroleum PLC, ADR (Oils)                   43,134     $  3,822,751
--------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 29,665,099
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $557,477,905)                       $674,551,112
--------------------------------------------------------------------------------
Short-Term Obligations - 4.5%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage, due 6/01/98              $ 1,535     $  1,535,000
  Federal Home Loan Mortgage, due 6/08/98 - 6/23/98     14,000       13,963,384
  Federal National Mortgage Assn., due 6/18/98          10,000        9,974,264
  General Electric Capital Corp., due 6/01/98            6,435        6,435,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 31,907,648
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $589,385,553)                  $706,458,760
Other Assets, Less Liabilities - 1.3%                                 9,470,477
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                $715,929,237
--------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $589,385,553)           $706,458,760
  Cash                                                                   7,123
  Receivable for investments sold                                   20,745,054
  Receivable for Fund shares sold                                      622,566
  Dividends receivable                                                 309,992
  Other assets                                                           6,088
                                                                  ------------
      Total assets                                                $728,149,583
                                                                  ------------
Liabilities:
  Payable for investments purchased                               $ 11,309,099
  Payable for Fund shares reacquired                                   375,133
  Net payable for forward currency exchange contracts
    closed or subject to master netting agreements                       8,965
  Payable to affiliates -
    Management fee                                                      44,126
    Shareholder servicing agent fee                                      6,620
    Distribution and service fee                                       350,342
    Administrative fee                                                   1,041
  Accrued expenses and other liabilities                               125,020
                                                                  ------------
      Total liabilities                                           $ 12,220,346
                                                                  ------------
Net assets                                                        $715,929,237
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $529,525,042
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   117,062,240
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   72,058,717
  Accumulated net investment loss                                   (2,716,762)
                                                                  ------------
      Total                                                       $715,929,237
                                                                  ============
Shares of beneficial interest outstanding                          43,367,945
                                                                   ==========
Class A shares:
  Net asset value per share
    (net assets of $278,625,055 / 16,930,320 shares of
     beneficial interest outstanding)                               $16.46
                                                                    ======
  Offering price per share (100 / 94.25)                            $17.46
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $437,269,284 / 26,435,509 shares of
     beneficial interest outstanding)                               $16.54
                                                                    ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $34,898 / 2,116 shares of beneficial
     interest outstanding)                                          $16.49
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1998
-------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                      $  2,328,948
    Interest                                                            921,651
                                                                   ------------
      Total investment income                                      $  3,250,599
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,592,423
    Trustees' compensation                                               18,274
    Shareholder servicing agent fee                                     398,051
    Distribution and service fee (Class A)                              312,156
    Distribution and service fee (Class B)                            2,207,945
    Administrative fee                                                   46,425
    Custodian fee                                                       104,909
    Printing                                                             78,208
    Postage                                                              49,423
    Auditing fees                                                        15,253
    Legal fees                                                              813
    Miscellaneous                                                       124,712
                                                                   ------------
      Total expenses                                               $  5,948,592
    Fees paid indirectly                                                (34,435)
                                                                   ------------
      Net expenses                                                 $  5,914,157
                                                                   ------------
        Net investment loss                                        $ (2,663,558)
                                                                   ------------
Realized and unrealized gain on investments:
    Realized gain (identified cost basis) -
      Investment transactions                                      $ 73,879,392
      Foreign currency transactions                                      87,776
                                                                   ------------
        Net realized gain on investments and foreign currency
          transactions                                             $ 73,967,168
                                                                   ------------
    Change in unrealized appreciation -
      Investments                                                  $ 23,311,664
      Translation of assets and liabilities in foreign
        currencies                                                       93,069
                                                                   ------------
        Net unrealized gain on investments and foreign
          currency translation                                     $ 23,404,733
                                                                   ------------
          Net realized and unrealized gain on investments and
            foreign currency                                       $ 97,371,901
                                                                   ------------
            Increase in net assets from operations                 $ 94,708,343
                                                                   ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                                MAY 31, 1998           NOVEMBER 30, 1997
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                          $  (2,663,558)              $  (1,797,705)
  Net realized gain on investments and foreign currency
    transactions                                                  73,967,168                 107,469,773
  Net unrealized gain on investments and foreign currency
    translation                                                   23,404,733                  25,270,907
                                                               -------------               -------------
    Increase in net assets from operations                     $  94,708,343               $ 130,942,975
                                                               -------------               -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions  (Class A)                           $ (37,987,394)              $ (35,176,024)
  From net realized gain on investments and foreign
    currency transactions  (Class B)                             (69,353,928)                (93,850,492)
  From net realized gain on investments and foreign
    currency transactions  (Class I)                                    (434)                     --
                                                               -------------               -------------
    Total distributions declared to shareholders               $(107,341,756)              $(129,026,516)
                                                               -------------               -------------
Net increase in net assets from Fund share transactions        $  76,478,365               $  68,970,507
                                                               -------------               -------------
      Total increase in net assets                             $  63,844,952               $  70,886,966
Net assets:
  At beginning of period                                         652,084,285                 581,197,319
                                                               -------------               -------------
At end of period (including accumulated net investment
  loss of $2,716,762 and $53,204, respectively)                $ 715,929,237               $ 652,084,285
                                                               =============               =============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED       -------------------------------------------------------------------------
                                  MAY 31, 1998            1997            1996            1995            1994           1993*
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $17.36          $18.02          $17.67          $13.49          $14.75          $14.58
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)          $(0.02)         $ 0.03          $ 0.08          $ 0.11          $ 0.21          $ 0.03
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                          2.07            3.41            2.96            4.91           (0.25)           0.14
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 2.05          $ 3.44          $ 3.04          $ 5.02          $(0.04)         $ 0.17
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $ --            $ --            $(0.16)         $(0.22)         $(0.06)         $ --
  From net realized gain on
    investments and foreign
    currency transactions                (2.95)          (4.10)          (2.53)          (0.62)          (1.16)           --
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(2.95)         $(4.10)         $(2.69)         $(0.84)         $(1.22)         $ --
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $16.46          $17.36          $18.02          $17.67          $13.49          $14.75
                                        ======          ======          ======          ======          ======          ======
Total return(+)                         15.09%++        24.67%          19.76%          39.51%         (0.47)%           5.01%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.24%+          1.29%           1.31%           1.27%           1.12%           0.91%+
  Net investment income (loss)         (0.29)%+          0.22%           0.47%           0.67%           1.59%           1.67%+
Portfolio turnover                        106%            159%            112%             91%             50%             70%
Net assets at end of period
  (000 omitted)                       $278,625        $219,755        $150,261         $88,119          $2,608          $  196

  * For the period from the inception of Class A, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED       -------------------------------------------------------------------------
                                  MAY 31, 1998            1997            1996            1995            1994            1993
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $17.34          $17.96          $17.56          $13.37          $14.72          $14.83
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income (loss)          $(0.08)         $(0.08)         $(0.06)         $ 0.01          $ 0.04          $ 0.03
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                          2.10            3.40            2.97            4.85           (0.23)           0.50
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 2.02          $ 3.32          $ 2.91          $ 4.86          $(0.19)         $ 0.53
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income            $  --           $  --           $  --           $(0.05)         $  --  +++      $(0.02)
  From net realized gain on
    investments and foreign
    currency transactions                (2.82)          (3.94)          (2.51)          (0.62)          (1.16)          (0.62)
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(2.82)         $(3.94)         $(2.51)         $(0.67)         $(1.16)         $(0.64)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $16.54          $17.34          $17.96          $17.56          $13.37          $14.72
                                        ======          ======          ======          ======          ======          ======
Total return                            14.67%++        23.66%          18.84%          38.16%         (1.52)%           3.70%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.99%+          2.05%           2.13%           2.14%           2.18%           2.15%
  Net investment income (loss)         (1.04)%+        (0.51)%         (0.38)%           0.08%           0.32%           0.10%
Portfolio turnover                        106%            159%            112%             91%             50%             70%
Net assets at end of period
  (000 omitted)                       $437,269        $432,327        $430,936        $428,445        $384,504        $454,089

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
+++ The per share amount was less than $0.01.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                               1992              1991             1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $13.27            $11.29           $12.05          $ 9.38          $ 7.59
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.02            $ 0.10           $ 0.18          $ 0.17          $ 0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                      2.61              2.15            (0.75)           2.63            1.76
                                                    ------            ------           ------          ------          ------
      Total from investment operations              $ 2.63            $ 2.25           $(0.57)         $ 2.80          $ 1.88
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $  --             $(0.14)          $(0.19)         $(0.13)         $(0.09)
  From net realized gain on investments and
    foreign currency transactions                    (1.07)            (0.13)             --              --              --
                                                    ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                $(1.07)           $(0.27)          $(0.19)         $(0.13)         $(0.09)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $14.83            $13.27           $11.29          $12.05          $ 9.38
                                                    ======            ======           ======          ======          ======
Total return                                        20.61%            20.22%          (4.80)%          30.11%          24.79%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           2.24%             2.28%            2.38%           2.46%           2.17%
  Net investment income                              0.18%             0.75%            1.56%           1.56%           1.34%
Portfolio turnover                                     65%               86%              68%             58%             93%
Net assets at end of period (000 omitted)         $436,561          $317,375         $226,245        $202,861        $130,961

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998            NOVEMBER 30, 1997**
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $17.41                         $13.99
                                                                         ------                         ------
Income from investment operations# -
  Net investment income (loss)                                           $(0.01)                        $ 0.12
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  2.08                           3.30
                                                                         ------                         ------
      Total from investment operations                                   $ 2.07                         $ 3.42
                                                                         ------                         ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                       $(2.99)                        $  --
                                                                         ------                         ------
Net asset value - end of period                                          $16.49                         $17.41
                                                                         ======                         ======
Total return                                                             15.29%++                       24.45%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.99%+                         1.07%+
  Net investment income (loss)                                          (0.04)%+                         0.90%+
Portfolio turnover                                                         106%                           159%
Net assets at end of period (000 omitted)                                   $35                             $3

** For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Large Cap Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average net assets               0.75%
          Average net assets in excess of $1 billion           0.65%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

          First $1 billion                                   0.0150%
          Next $1 billion                                    0.0125%
          Next $1 billion                                    0.0100%
          In excess of $3 billion                            0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,530 for the six months ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,619 for the six months ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $43,464 for the six months ended May 31, 1998. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $42,408 for Class B shares for the six months ended May 31, 1998. Fees incurred under the distribution plan during the six months ended May 31, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended May 31, 1998, were $501 and $130,007 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES         SALES
-------------------------------------------------------------------------------
U.S. government securities                         $  8,030,662  $ 11,769,561
                                                   ------------  ------------
Investments (non-U.S. government securities)       $695,187,045  $723,861,774
                                                   ------------  ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $589,385,553
                                                                 ------------
Gross unrealized appreciation                                     121,890,194
Gross unrealized depreciation                                      (4,816,987)
                                                                 ------------
    Net unrealized appreciation                                  $117,073,207
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                      SIX MONTHS ENDED MAY 31, 1998         YEAR ENDED NOVEMBER 30, 1997
                                      -----------------------------       ------------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,659,685       $ 58,757,382        6,566,820        $101,517,226
Shares issued to shareholders in
  reinvestment of distributions        2,499,577         34,544,130        2,244,024          31,304,372
Shares transferred to Class I                --                 --               (14)               (202)
Shares reacquired                     (1,889,987)       (30,680,516)      (4,486,913)        (68,471,593)
                                      ----------       ------------       ----------        ------------
Net increase                           4,269,275       $ 62,620,996        4,323,917        $ 64,349,803
                                      ==========       ============       ==========        ============

Class B Shares
                                      SIX MONTHS ENDED MAY 31, 1998         YEAR ENDED NOVEMBER 30, 1997
                                      -----------------------------       ------------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            1,430,530       $ 22,708,959        4,299,888        $ 67,740,816
Shares issued to shareholders in
  reinvestment of distributions        4,732,209         65,919,986        6,306,282          88,541,200
Shares reacquired                     (4,655,357)       (74,804,476)      (9,673,175)       (151,660,715)
                                      ----------       ------------       ----------        ------------
Net increase                           1,507,382       $ 13,824,469          932,995        $  4,621,301
                                      ==========       ============       ==========        ============

Class I Shares
                                      SIX MONTHS ENDED MAY 31, 1998       PERIOD ENDED NOVEMBER 30, 1997*
                                      -----------------------------       ------------------------------
                                          SHARES             AMOUNT           SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                  126          $  32,466           14,678        $    217,807
Shares issued to shareholders in
  reinvestment of distributions            1,845                434               14                 202
Shares reacquired                            --                 --           (14,547)           (218,606)
                                      ----------       ------------       ----------        ------------
Net increase (decrease)                    1,971          $  32,900              145        $       (597)
                                      ==========       ============       ==========        ============

*For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1998, was $1,718.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $8,965 with Deutsche Bank at May 31, 1998.

At May 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Name Change
Effective September 1, 1997, MFS(R) Capital Growth Fund changed its name to MFS(R) Large Cap Growth Fund.

MFS(R) Large Cap Growth Fund

Trustees                                              Secretary
Richard B. Bailey* - Private Investor; Former         Stephen E. Cavan*
Chairman and Director (until 1991), MFS
Investment Management                                 Assistant Secretary
                                                      James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                      Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac             State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School          Investor Information
                                                      For MFS stock and bond market outlooks, call
The Hon. Sir J. David Gibbons, KBE - Chief            toll free: 1-800-637-4458 anytime from a
Executive Officer, Edmund Gibbons Ltd.;               touch-tone telephone.
Chairman, Colonial Insurance Company, Ltd.
                                                      For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                    financial adviser or, for an information kit,
                                                      call toll free: 1-800-637-2929 any business
Walter E. Robb, III - President and Treasurer,        day from 9 a.m. to 5 p.m. Eastern time (or
Benchmark Advisors, Inc. (corporate financial         leave a message anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                         Investor Service
                                                      MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive                   P.O. Box 2281
Vice President, Director, and Secretary,              Boston, MA 02107-9906
MFS Investment Management
                                                      For general information, call toll free:
Jeffrey L. Shames* - Chairman, Chief                  1-800-225-2606 any business day from
Executive Officer, and Director,                      8 a.m. to 8 p.m. Eastern time.
MFS Investment Management
                                                      For service to speech- or hearing-impaired,
J. Dale Sherratt - President, Insight                 call toll free: 1-800-637-6576 any business
Resources, Inc. (acquisition planning                 day from 9 a.m. to 5 p.m. Eastern time. (To
specialists)                                          use this service, your phone must be equipped
                                                      with a Telecommunications Device for the
Ward Smith - Former Chairman (until 1994),            Deaf.) For share prices, account balances, and
NACCO Industries (holding company)                    exchanges, call toll free: 1-800-MFS-TALK
                                                      (1-800-637-8255) anytime from a touch-tone
Investment Adviser                                    telephone.
Massachusetts Financial Services Company
500 Boylston Street                                   World Wide Web
Boston, MA 02116-3741                                 www.mfs.com

Distributor                                                           For the fourth year in a row,
MFS Fund Distributors, Inc.                                           MFS earned a #1 ranking in the
500 Boylston Street                                   [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                                 Survey, Main Office Operation
                                                                      Service Quality Category. The
Portfolio Manager                                     firm achieved a 3.42 overall score on a
Stephen Pesek*                                        scale of 1 to 4 in the 1997 survey. A total
                                                      of 111 firms responded, offering input on
Treasurer                                             the quality of service they received from 29
W. Thomas London*                                     mutual fund companies nationwide. The survey
                                                      contained questions about service quality in
Assistant Treasurers                                  11 categories, including "knowledge of
Mark E. Bradley*                                      operations contact," "keeping you informed,"
Ellen Moynihan*                                       and "ease of doing business" with the firm.
James O. Yost*

*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) LARGE CAP GROWTH FUND                                        Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
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INVESTMENT MANAGEMENT                                          -----------------
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                                                 MLC-3 7/98 62M 03/203/803